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                                                                EXHIBIT 23.25
                                      CONSENT

     The undersigned hereby consents to the filing of its Fairness Opinion as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated:  October 6, 1998

                                   HOULIHAN VALUATION ADVISORS


                                   By     /s/ Bret Tack
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                                   Print Name     Bret Tack
                                             --------------------------------
                                   Title          Principal
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